WILSHIRE MUTUAL FUNDS SUMMARY PROSPECTUS MAY 1, 2018
Large Company Value Portfolio Investment Class Shares (DTLVX) Institutional Class Shares (WLCVX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information (SAI), both dated May 1, 2018, as may be subsequently amended, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus and other information about the Fund, go to http://advisor.wilshire.com/OurProducts/MutualFunds/WilshireLargeCompanyValuePortfolio.aspx, email a request to WilshireFA@ultimusfundsolutions.com, call (866) 591-1568, or ask any financial advisor, bank or broker-dealer who offers shares of the Fund.

Investment Objective

The Large Company Value Portfolio’s (the “Portfolio”) investment objective is to provide investment results of a portfolio of publicly traded common stocks of companies in the applicable sub-category of the Wilshire 5000 IndexSM. The applicable sub-category of the Wilshire 5000 IndexSM is the large cap value sub-category.

Fees and Expenses of the Large Company Value Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Investment Class	Institutional Class
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses	0.26%	0.23%
Total Annual Portfolio Operating Expenses	1.26%	0.98%

Example: This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investment Class	$ 128	$ 400	$ 692	$ 1,523
Institutional Class	$ 100	$ 312	$ 542	$ 1,201

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Strategies

●	The Portfolio focuses on the large company value segment of the U.S. equity market.
●

The Portfolio invests substantially all of its assets in the common stock of companies with larger market capitalizations—within the market capitalization range and composition of the companies composing the Russell 1000® Value Index (as of December 31, 2017, this range was between approximately $1.1 billion and $489.0 billion). The market capitalization range and composition of the companies in the Russell 1000® Value Index are subject to change.

●	The Portfolio may invest a portion of its assets in equity securities of foreign companies traded in the U.S., including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
●

The Portfolio invests, generally, in companies with relatively low price to book value ratios, low price to earnings ratios and higher than average dividend yields (which means that their prices are low relative to the size of their dividends).

●	The Portfolio uses a multi-manager strategy with multiple subadvisers who employ different strategies. Each subadviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research, Inc. (“Los Angeles Capital”). In managing its portion of the Portfolio, Los Angeles Capital uses its Dynamic Alpha Stock Selection Model®, a proprietary model, which seeks to generate incremental returns above the Portfolio’s benchmark, the Russell 1000® Value Index, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk may become sell candidates while securities with improving alphas or those which decrease portfolio risk may become buy candidates. Alpha is a measure of expected performance on a risk adjusted basis.

Pzena Investment Management, LLC (“Pzena”). Pzena, a deep value manager, focuses exclusively on companies that it believes are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to such companies to determine whether the problems that caused the earnings shortfalls are temporary or permanent. Pzena invests in a company only when it judges that the company’s problems are temporary, the company’s management has a viable strategy to generate earnings recovery, and Pzena believes there

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is meaningful downside protection in case the earnings recovery does not materialize. Pzena generally sells a security when it believes there are more attractive opportunities available, or there is a change in the fundamental characteristics of the issuer.

Barrow, Hanley, Mewhinney & Strauss, LLC (“BHMS”). BHMS is a value-oriented manager with a bottom-up, fundamentally driven investment process that emphasizes total return produced from a combination of cash dividends, growth of dividends and capital appreciation. In managing its portion of the Portfolio, BHMS utilizes its active investment approach, designed to protect assets and generate current income in declining markets and to produce attractive capital appreciation in robust market environments. BHMS takes a contrarian approach that looks for stocks with attractive valuations.

The Portfolio may appeal to you if:

●	you are a long-term investor;
●	you seek growth of capital;
●

you believe that the market will favor a particular investment style, such as large cap value stocks, over other investment styles in the long term and you want a more focused exposure to that investment style; or

●	you own other funds or stocks which provide exposure to some but not all investment styles and would like a more complete exposure to the equity market.

Principal Risks

You may lose money by investing in the Portfolio. In addition, investing in the Portfolio involves the following principal risks:

Active Management Risk. The Portfolio is subject to active management risk, the risk that the investment techniques and risk analyses applied by the subadvisers and individual portfolio managers of the Portfolio will not produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to the managers in connection with managing the Portfolio’s portfolio. There is no guarantee that the investment objective of the Portfolio will be achieved.

Active Trading Risk. Active trading that can accompany active management will increase the expenses of the Portfolio because of brokerage charges, spreads or mark-up charges, which may lower the Portfolio’s performance. Active trading could raise transaction costs, thereby lowering the Portfolio’s returns, and could result in adverse tax consequences, such as increased taxable distributions to shareholders and distributions that may be taxable to shareholders at higher federal income tax rates.

Affiliated Funds and Other Significant Investors Risk. Certain Wilshire funds are permitted to invest in the Portfolio. In addition, the Portfolio may be an investment option for unaffiliated mutual funds and other investors with substantial investments in the Portfolio. As a result, the Portfolio may have large inflows or outflows of cash from time to time. This could have adverse effects on the Portfolio’s performance if the Portfolio were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase the Portfolio’s transaction costs.

Cyber Security Risks. The Adviser, subadvisers and the Portfolio’s service providers’ use of the internet, technology and information systems may expose the Portfolio to potential cyber security risks linked to those technologies or information systems. Cyber security risks, among other things, may result in financial losses; delays or mistakes in the calculation of the Portfolio’s net asset value (“NAV”) or data; access by an unauthorized party to proprietary information or Portfolio assets; and data corruption or loss of operations functionality. While measures have been developed that are designed to reduce the risks associated with cyber security, there is no guarantee that those measures will be effective, particularly since the Portfolio does not directly control the cyber security defenses or plans of its service providers, financial intermediaries and companies in which it invests or with which it does business.

Equity Risk. The principal risk of investing in the Portfolio is equity risk. This is the risk that the prices of stocks held by the Portfolio will change due to general market and economic conditions, perceptions regarding the industries in which the companies participate, and each company’s particular circumstances. Equity investments, including common stocks, tend to be more volatile than bonds and money market instruments. The value of the Portfolio’s shares will go up and down due to movement in the collective returns of the individual securities held by the Portfolio. Because common stocks are subordinate to preferred stocks in a company’s capital structure, in a company liquidation, the claims of secured and unsecured creditors and owners of bonds and preferred stocks take precedence over the claims of common stock shareholders.

Foreign Securities Risk. Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, political instability, differences in financial reporting standards, less stringent regulation of securities markets, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

Liquidity and Valuation Risk. In certain circumstances, it may be difficult for the Portfolio to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued for purposes of the Portfolio’s NAV, causing the Portfolio to sell the investment at a lower market price and unable to realize what a subadviser believes should be the price of the investment. In addition, the Portfolio potentially will be unable to pay redemption proceeds within the allowable period because of adverse market conditions, an unusually high volume of redemption requests or other reasons, unless it sells other portfolio investments under unfavorable conditions.

Market Risk. For equity securities, stock market movements may affect the Portfolio’s NAV. Declines in the Portfolio’s NAV will result from decline in the market prices for specific securities held by the Portfolio. There is also the possibility that the price of the security held by the Portfolio will fall because the market perceives that there is or will be a deterioration in the fundamental value of the issuer or poor earnings performance by the issuer. Market risk may affect a single security, company, industry, sector or the entire market.

Multi-Managed Fund Risk. The Portfolio is a multi-managed fund with multiple subadvisers who employ different strategies. As a result, the Portfolio may have buy and sell transactions in the same security on the same day.

Portfolio Turnover Risk. The Portfolio may experience high rates of portfolio turnover, which may result in above average transaction costs and the payment by shareholders of taxes on above-average amounts of realized investment gains, including net short-term capital gains, which are taxed as ordinary income for federal income tax purposes.

Quantitative Risk. Some of the Portfolio’s subadvisers portfolio construction process relies on the use of proprietary and non-proprietary software, and intellectual property that is licensed from a variety of sources. A subadviser may use a trading system or model to construct a portfolio which could be compromised by an unforeseeable software or hardware malfunction and other technological failures, including, but not limited to, power loss, software bugs, malicious codes, viruses or system crashers, or various other events or circumstances beyond the control of the subadviser. The subadviser make reasonable efforts to protect against such events, but there is no guarantee that such efforts will be successful, and the aforementioned events may, on occasion, have an adverse effect on the performance of the Portfolio. The nature of complex quantitative investment management processes is such that errors may be hard to detect and in some cases, an error can go undetected for a period of time. In many cases, it is not possible to fully quantify the impact of an error given the dynamic nature of the quantitative models and changing markets. While the subadvisers have many controls and business continuity measures in place designed to assure that the portfolio construction process for the Portfolio operates as intended, analytical errors, software errors, developmental and implementation errors, as well as data errors are inherent risks. Additionally, a subadviser may adjust or enhance the model or, under certain adverse conditions, deviate from the model. Such adjustments, enhancements or deviations may not achieve the objectives of the Portfolio and may produce lower returns and/or higher volatility compared to what the returns and volatility of the Portfolio would have been if the subadviser had not adjusted or deviated from the models.

Style Risk. Another risk of investing in the Portfolio is the risk that the Portfolio’s value style will perform poorly or fall out of favor with investors. For example, at times the market may favor large capitalization stocks over small capitalization stocks, value stocks over growth stocks, or vice versa.

Past Performance

The bar chart and the performance table below provide an indication of the risks of investing in the Portfolio by showing how the investment performance of the Investment Class Shares has varied from year to year and by showing how the Portfolio’s average annual total returns compare to those of a broad measure of market performance. The chart and table assume reinvestment of dividends and distributions. The Portfolio’s past investment performance (before and after taxes) does not necessarily indicate how it will perform in the future. For more recent performance figures, go to http://advisor.wilshire.com (the website does not form a part of this prospectus) or call 1-866-591-1568.

Calendar Year Returns

During the periods shown in the bar chart, the highest return for a quarter was 21.38% (quarter ended 9/30/09) and the lowest return for a quarter was (22.30)% (quarter ended 12/31/08).

The returns for the Portfolio’s Investment Class shares were lower than the Institutional Class Shares because Investment Class Shares pay distribution (12b-1) fees.

Average Annual Total Returns
(periods ended December 31, 2017)

	1 year	5 years	10 years
Investment Class
Return Before Taxes	14.64%	13.69%	6.13%
Return After Taxes on Distributions	11.22%	11.49%	5.01%
Return After Taxes on Distributions and Sale of Shares	9.58%	10.40%	4.63%
Institutional Class
Return Before Taxes	14.99%	13.94%	6.36%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates for each year in the period and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who are tax exempt or hold their Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown for only Investment Class Shares. After-tax returns for Institutional Class Shares will vary.

Management

Adviser

Wilshire Associates Incorporated

Subadvisers and Portfolio Managers

Los Angeles Capital

Thomas D. Stevens, CFA, Chairman and CEO of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since April 2013.

Hal W. Reynolds, CFA, Chief Investment Officer of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Reynolds has served as Portfolio Manager since April 2013.

Daniel E. Allen, CFA, President of Los Angeles Capital and Portfolio Manager of the Portfolio. Mr. Allen has served as Portfolio Manager since April 2013.

Pzena

Richard S. Pzena, Managing Principal and Chief Executive Officer and Co-Chief Investment Officer of Pzena and Portfolio Manager of the Portfolio. Mr. Pzena has served as Portfolio Manager since December 2004.

Benjamin Silver, Principal of Pzena and Portfolio Manager of the Portfolio. Mr. Silver has served as Portfolio Manager since May 2015.

John Flynn, Principal of Pzena and Portfolio Manager of the Portfolio. Mr. Flynn has served as Portfolio Manager since January 2017.

BHMS

Ray Nixon, Jr., Executive Director of BHMS and Portfolio Manager of the Portfolio. Mr. Nixon has served as Portfolio Manager since June 2016.

Lewis Ropp, Managing Director of BHMS and Portfolio Manager of the Portfolio. Mr. Ropp has served as Portfolio Manager since June 2016.

Brian Quinn, CFA, Director of BHMS and Portfolio Manager of the Portfolio. Mr. Quinn has served as Portfolio Manager since June 2016.

Purchase and Sale of Fund Shares

Minimum Initial Investments

The minimum initial investments in the Portfolio are as follows:

Investment Class Shares. The minimum initial investment in the Portfolio is $2,500 or $1,000 if you are a client of a securities dealer, bank or other financial institution which has made an aggregate minimum initial purchase for its customers of at least $2,500. Subsequent investments for the Portfolio must be at least $100. The minimum investments do not apply to certain employee benefit plans.

Institutional Class Shares. The minimum initial investment is $250,000 for the Portfolio. Subsequent investments must be at least $100,000.

To Redeem Shares

You may sell your shares back to the Portfolio (known as redeeming shares) on any business day by telephone or mail.

Tax Information

The Portfolio’s distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Wilshire Associates Incorporated

1299 Ocean Avenue

Santa Monica, CA 90401

1-866-591-1568

http://advisor.wilshire.com

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